UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

GBank Financial Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-42621	82-3869786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9115 West Russell Road Suite 110
Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 851-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GBFH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2026, GBank Financial Holdings Inc. (the “Company”), the parent company for GBank (the “Bank”), entered into Subordinated Note Purchase Agreements (the “Purchase Agreements”) with certain institutional “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified institutional buyers,” as such term is defined in Rule 144A promulgated by the SEC under the Securities Act (collectively, the “Purchasers”). Under the terms of the Purchase Agreements with the Purchasers, the Company issued and sold $11.0 million in aggregate principal amount of its 7.25% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Company intends to utilize the net proceeds it received from the sale of the Notes for general corporate purposes, including refinancing existing indebtedness.

The Notes mature on January 15, 2036 and bear interest at a fixed rate of 7.25% per year, from January 14, 2026 to, but excluding, January 15, 2031 or the date of earlier redemption, payable semi-annually in arrears. From and including January 15, 2031 to, but excluding, the maturity date or earlier redemption date, the interest rate will reset quarterly at a variable rate equal to the then current three-month Secured Overnight Financing Rate (“SOFR”), plus 382 basis points, payable quarterly in arrears. As provided in the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.

Prior to January 15, 2031, the Company may redeem the Notes, in whole but not in part, only under certain limited circumstances set forth in the Note. The Notes are redeemable by the Company at its option, in whole or in part, on or after January 15, 2031. Any redemption will be at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the date of redemption. The Notes are not subject to redemption at the option of the holder.

The Notes are unsecured, subordinated obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company, and rank junior in right of payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the SEC thereunder. The Purchase Agreements contain certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The forms of the Purchase Agreements and the Notes are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreements and the Notes are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K, above, is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On January 15, 2026, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be incorporated by reference into any filing or other document pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include (i) expressions about management’s confidence and strategies, (ii) management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions, and (iii) statements of assumptions underlying such statements. These statements may be identified by such forward-looking terminology as “continues,” “expect,” “look,” “believe,” “anticipate,” “may,” “will,” “should,” “projects,” “strategy” or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. Due to these and other possible uncertainties and risks, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this Form 8-K. For a list of factors which could cause results to differ materially from such forward-looking statements, see the Company’s filings with the SEC, including those risk factors identified in the “Risk Factors” section and elsewhere in the Company’s prospectus dated April 24, 2025, filed by the Company with the SEC on April 25, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (File No. 333-285750), and other documents the Company files or furnishes with the SEC from time to time. The statements in this Form 8-K are made as of the date hereof, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Form of 7.25% Fixed-to-Floating Rate Subordinated Note due 2036 (included as Exhibit A-1 to the Purchase Agreement filed as Exhibit 10.1 hereto).

10.1 Form of Subordinated Note Purchase Agreement, dated as of January 14, 2026, by and among GBank Financial Holdings Inc. and the Purchasers.

99.1 Press release, dated January 15, 2026, of GBank Financial Holdings Inc.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBANK FINANCIAL HOLDINGS INC.

Date:	January 15, 2026	By:	/s/ Jeffery E. Whicker
Executive Vice President and Chief Financial Officer